EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael Spiegel, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Quarterly Report on Form 10-Q of VuMEE Inc. for the period ended May 31, 2012 (the "Report") fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of VuMEE Inc.

Dated: July 20, 2012

                                /s/ Michael Spiegel
                                ------------------------------------------------
                                Michael Spiegel
                                President, Chief Executive Officer, and Director (Principal Executive Officer)
                                VuMEE Inc.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to VuMEE Inc. and will be retained by VuMEE Inc. and furnished to the Securities and Exchange Commission or its staff upon request.